SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Soliciting Material Under Rule14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

TRIDAN CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956
 (212) 239-0515

ANNUAL REPORT

June 28, 2019

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2019, including the enclosed audited financial report for that period and for the corresponding period in 2018.  Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 16, 2019, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2019, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2019 was $12.18, compared with $11.91 at April 30, 2018.  Net investment income per share was $.18, for the year ended April 30, 2019, compared with $.19 for the year ended April 30, 2018.  Distributions to shareholders amounted to $.19 per share for fiscal 2019, compared to $.20 for fiscal 2018.

At the company’s last annual meeting on July 17, 2018, the reappointment of Mazars USA LLP as the company’s auditors for the fiscal year ending April 30, 2019 was ratified by the shareholders as follows:

Shares Voted For	2,936,745.3928
Shares Voted Against	10.0000
Shares Abstaining	None

Also at the last annual meeting on July 17, 2018, the then incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

TRIDAN CORP.
June 28, 2019
Page – 2 –

	Shares Voted For	Shares Withheld

Peter Goodman	2,936,755.3928	----
Mark Goodman	2,936,755.3928	----
Paul Kramer	2,936,449.9583	305.4345
Russell J. Stoever	2,936,449.9583	305.4345
Joan G. Rall	2,936,449.9583	305.4345
Warren Pelton*	2,936,755.3928	----

*Warren Pelton passed away on December 7, 2018.  At the meeting of the Board of Directors held on March 7, 2019, consideration was given to the vacancy on the Board of Directors created by the death of Warren Pelton.  Prior to his death, the company functioned with six directors.  No action was taken to add an additional member to the Board of Directors to replace Mr. Pelton.

Mr. Pelton was also the company’s Vice President and Treasurer at the time of his death.  At the meeting of the Board of Directors held on March 7, 2019, after discussion of the need to fill the vacancy in these offices, Mark Goodman was elected as Vice President and Treasurer of the company.

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company. The Table A directors (Mark Goodman and Peter Goodman) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer and Stoever and Ms. Rall) are not.  Peter Goodman and his son Mark Goodman are “interested persons” because each of them is an officer and holder of more than 5% of the shares of the company

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 93	Director and President	1980	President, Tridan Corp.	1	None

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 65	Director	1999	Pianist and Teacher	1	None

TRIDAN CORP.
June 28, 2019
Page – 3 –

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years_	Number of Portfolios Overseen	Other Directorships During Past 5 Years_

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 87	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 65	Director and Audit Committee Member	2017	Partner, Ernst & Young LLP (certified public Accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 74	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

Robert Birnbaum 1185 Avenue of the Americas New York, NY 10036 Age 82	Secretary and Chief Compliance Officer	Attorney	None	None

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below.

TRIDAN CORP.
June 28, 2019
Page – 4 –

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Joan G. Rall - Ms. Rall has been a director since June 15, 2017.  She is a certified public accountant and recently retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She is an Adjunct Professor of Accounting at NYU, and is also Co-Founder and Chief Administrative Officer of a biotech startup, Genusetics Inc.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director (except Warren Pelton, who received $6,000), plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

TRIDAN CORP.
June 28, 2019
Page – 5 –

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2018 (which excludes professional fees paid to the law firm where Robert Birnbaum, secretary of the Company, is of counsel).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, Robert Birnbaum, collect at 212-930-9700, extension 889.

Sincerely

TRIDAN CORP.

/s/ Peter Goodman

Peter Goodman, President

TRIDAN CORP.

P.O. Box 634
New City, NY  10956

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 16, 2019

To the Shareholders of Tridan Corp.:

The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, July 16, 2019, at 10:00 A.M. at the offices of Sichenzia Ross Ference LLP, 37th floor, 1185 Avenue of the Americas, New York, NY 10036.

The following subjects will be considered and acted upon at the meeting:

(1)	Election of five directors;

(2)	Ratification of the selection of Mazars USA LLP as auditors of the Company for the fiscal year ending April 30, 2020;

(3)	Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The subjects referred to above are discussed in the Proxy Statement enclosed with this notice.  Each shareholder is invited to attend the Annual Meeting of Shareholders in person.  Shareholders of record at the close of business on June 21, 2019 have the right to vote at the meeting.  If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

By Order of the Board of Directors

Robert Birnbaum, Secretary

June 25, 2019

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held July 16, 2019

This Notice of Annual Meeting, together with the attached Proxy Statement, Form of Proxy, Annual Report to Shareholders, and Privacy Policy are also available at www.tridancorp.com.

As in the past, the Company also intends to mail those materials to shareholders with respect to all future shareholder meetings, in addition to posting them to its website as required by Security and Exchange Commission Rules.

TRIDAN CORP.
P.O. Box 634
New City, NY  10956

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the board of directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held July 16, 2019 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon.  Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting.  The board of directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of Mazars USA LLP, as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

As of June 21, 2019, there were issued and outstanding 3,055,457.1522 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company.  Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares.  Holders of record of such shares at the close of business on June 21, 2019 will be entitled to vote at the meeting.

The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the trust.  Accordingly, the attached notice, this proxy statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies.  In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or electronic communication.

An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2019 and 2018 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

ELECTION OF DIRECTORS

At the meeting, five (5) directors are to be elected to hold office until the next annual meeting of shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the by-laws of the Company.  The election of a board of directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below.  If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the board of directors.  The board of directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

As of June 21, 2019, Peter Goodman owned beneficially 940,310.7292 shares (30.77%) of the Company.

The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year.  Table C sets forth information concerning non-director officers of the Company.  The Table A nominees (Mark Goodman and Peter Goodman) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Ms. Rall and Messrs. Kramer and Stoever) are not.  Peter Goodman and his son Mark Goodman are “interested persons” because each of them is the holder of more than 5% of the shares of the Company.

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 93	Director and President	1980	President, Tridan Corp.	1	None

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 65	Director Vice President and Treasurer	1999	Pianist and Teacher	1	None

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Paul Kramer 300 East 33rd Street, #20C New York, NY 10016 Age 87	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 65	Director and Audit Committee Member	2017	Partner, Ernst & Young LLP (certified public accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 74	Director and Audit Committee Member	1995	Vice-President and Sales Manager, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5-years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

Robert Birnbaum 1185 Avenue of the Americas New York, NY 10036 Age 82	Secretary	Attorney	None	None

The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

Name of Nominee	Dollar Range of Equity Securities in Tridan Corp.

Interested Persons:

Peter Goodman	Over $100,000

Mark Goodman	Over $100,000

Disinterested Persons:

Paul Kramer	None

Russell Jude Stoever	None

Joan G. Rall	None

QUALIFICATIONS OF DIRECTORS

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director and nominee is provided below, each of whom the board proposes for election.

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Joan G. Rall - Ms. Rall is a certified public accountant and recently retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She is an Adjunct Professor of Accounting at NYU, and is also Co-Founder and Chief Administrative Officer of a biotech startup, Genusetics Inc.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director (except Warren Pelton, who received fees of $6,000 prior to his death), plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2019 (which excludes professional fees paid to the law firm where Robert Birnbaum, secretary of the Company, is of counsel).

COMMITTEES

Audit Committee

The audit committee consists of three directors appointed by the board, namely Paul Kramer, Chairman, Joan G. Rall and Russell J. Stoever, each of whom is independent as defined in Rule 4200(a)(15) of the NASD listing standards.  The board has determined that Mr. Kramer qualifies as an audit committee financial expert, as defined by applicable SEC rules and regulations.  The audit committee operates under its charter, which it reviews annually and which is then submitted for approval by the board of directors.  A copy of the charter is attached as an appendix to this proxy statement.

The audit committee assists the board of directors in fulfilling their oversight   responsibilities relating to the quality of the Company’s accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company’s financial statements, and compliance with the Company’s ethics program and with regulatory requirements.  The audit committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.  The committee met three times during the fiscal year ended April 30, 2019.

Audit Committee Report

The audit committee has reviewed and discussed the Company’s April 30, 2019 audited financial statements with management and with Mazars USA LLP, the Company’s independent registered certified public accountants.  The audit committee has also discussed with said auditors the matters required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees”, has received from them the written disclosures and letter required by PCAOB Rule 3526 “Communications with Audit Committees Concerning Independence”, and has discussed with them their independence from the Company.  The audit committee met separately with the independent registered certified public accountants, with and without management, to discuss the results of their examination and their observations and recommendations.  Based on the foregoing review and discussions, the audit committee has recommended to the board that the audited financial statements as of April 30, 2019 be issued to shareholders and filed with the SEC.

Audit Committee Members:

Paul Kramer, Chairman
Joan G. Rall
Russell J. Stoever

Nominating Committee

The Company does not have a standing nominating committee, because of the small size of the board of directors and the infrequency of its turnover.  Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee.  The board considers a candidate’s experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings.  The board does not consider diversity in identifying nominees.  In instances where the board determines that a candidate will be a valuable replacement or addition to the board of directors, the board recommends such candidate’s election by the shareholders.  This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

CONDUCT OF AND ATTENDANCE AT MEETINGS

Peter Goodman is the president and chief executive officer of Tridan Corp.  There is no chairman of the board.  Board meetings are conducted by Robert Birnbaum, who is the company’s corporate secretary, general counsel, and chief compliance officer, but is not a director.  This arrangement has existed successfully since the company’s conversion in 1980 from a manufacturing enterprise to a registered investment company.  The structure was chosen based upon the differing business and professional background and expertise of Messrs. Goodman and Birnbaum – Mr. Goodman with many years of experience managing a business company, and Mr. Birnbaum, as a practicing attorney with knowledge and experience in corporate law and procedural requirements.

During the fiscal year ended April 30, 2019, there were five meetings of the board of directors and three meetings of the audit committee.  Except as hereinafter noted, each of the directors attended at least 75% of the aggregate number of meetings of the board and of the audit committee on which he or she served.  Although the Company has no formal policy regarding director attendance at the annual shareholders’ meetings, directors are expected to attend, and all members of the board attended last year’s annual meeting.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The board of directors has not established a formal process for shareholders to send communications to the board.  In the board’s view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire board, care of the Company at its principal office, or to individual board members either at that address or at their personal addresses listed in the proxy statement.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS

The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of June 21, 2019:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned on June 21, 2019	Percent Of Class on June 21, 2019

Capital Stock (par value $.02)	Peter Goodman 65 Wendover Road Rye, NY 10580	940,310.7292 1/ 2/	30.77%

	Thomas Goodman 111-20 73rd Avenue, Apt. 6F Forest Hills, NY 11375	701,000.0000 3/	22.94%

	Elizabeth Smith Goodman 1074 Clayton Mill River Rd Mill River, MA 01244	314,500.0000	10.29%

	Geoffrey Adams Goodman Putrich Str. 6 Munich, Germany 81667	314,500.0000	10.29%

	Mark Goodman 7 Porters Cove Road Hingham, MA 02043	299,500.0000	9.80%

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned on June 21, 2019	Percent Of Class on June 21, 2019

	Erda Erdos 549 Fairview Terrace York, PA 17403	323,640.1115 2/	10.59%

	All officers, directors & nominees as a group (6 persons)	1,239,810.7292	40.58%

1/	Not including voting power on 600,000 shares owned by the Thomas Goodman Trust (see footnote 3).

2/
Including the following shares owned by Tridan Corp. Employees Stock Ownership Trust, as nominee only: 3,220.2400 shares owned directly and beneficially by Peter Goodman and 2,936.8025 shares owned directly and beneficially by Erda Erdos Messrs. Peter Goodman and Thomas Goodman are trustees of said Tridan Corp. Employees Stock Ownership Trust

3/	Including 600,000 shares owned by the Thomas Goodman Trust.

Joseph T. Scialo is the Company’s administrator.  Mr. Scialo is a certified public accountant in the firm of PKF O’Connor Davies, LLP, 300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677.

RELATIONSHIP WITH AND RATIFICATION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The audit committee is responsible for approving the engagement of the Company’s independent public accountants prior to their engagement.  The audit committee and board of directors have unanimously approved the selection of Mazars USA LLP as independent public accountants for the Company for the fiscal year ending April 30, 2020.  Although shareholder ratification is not required by law, to be consistent with past practice the firm’s selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting.  If shareholders do not ratify their selection, the board will reconsider the matter and will decide whether to retain that firm.  The audit committee and board of directors reviewed the services performed by Mazars USA LLP during the last fiscal year and determined that such services did not affect their independence.  The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms.  Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees –  Mazars USA LLP billed the Company a total of $48,500 for the 2019 fiscal year, and $48,500 for the 2018 fiscal year, for the audit of the Company’s annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees – No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees – No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees – No fees were billed to the Company for the last two fiscal years for any other services.

INVESTMENT ADVISER

The Company’s investment adviser is J.P. Morgan Investment Management Inc., (“Morgan”), 277 Park Avenue, New York, NY 10172.  An affiliated company, J.P. Morgan Chase Bank, N.A. provides custodial services. The Investment Advisory Agreement dated July 1, 2000 (the “Agreement”) between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2019.  On June 13, 2019, the board of directors (including the Company’s independent directors) unanimously approved a continuation of the Agreement until June 30, 2020 (subject to the early termination provisions contained in the Agreement).

Under the Agreement, Morgan, subject to the general supervision of the Company’s board of directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company’s portfolio of securities and investments.  In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement.  Morgan is free to, and does, render investment advisory services to others, including numerous funds.

Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances.  If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable.  There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer.  This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan.  Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it.  In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction.  Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company.  The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

INVESTMENT ADVISORY AGREEMENT RENEWAL

Throughout the year, the directors receive and analyze a substantial quantity of comprehensive information and written materials, including ongoing analysis of the company’s existing portfolio and Morgan's recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc.  The directors subject Morgan's portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio.  Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like.  Morgan is constantly questioned regarding its views, its recommendations and its performance.

In addition to the foregoing, Morgan submits each year its audited financial statements and detailed information regarding Morgan's business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material is furnished to each director.  The directors review and discuss this material, as well as their own views on Morgan’s performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan’s representatives the various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors.  Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years, five years and ten years, compared with the Lipper NY Intermediate Muni Debt Funds, JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays1-17 Year NY Muni Bond Index.  Based on their review, the directors have concluded that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan is based on knowledge gained over time from discussions with management and at the board’s regular meetings.  In addition, the directors review the qualifications, education and experience of Morgan’s personnel involved in rendering those services.  As Tridan’s investment adviser, Morgan manages the investment of the company’s assets, including purchases and sales of securities.  Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements.  The board considers its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements.  The board has concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Fees

Under its investment Advisory Agreement with Morgan, Tridan pays an annual fee, computed and payable quarterly, equal to 0.28% of its net assets under management (28 basis points). Tridan also pays 0.02% (2 basis points) to Morgan’s affiliate, J.P. Morgan Chase Bank, N.A. for custodial services.  The Advisory Agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company.  For the year ended April 30, 2019, Morgan’s advisory fees were $101,633.00, and the custodial fees were $7,270.00.  In light of the nature, extent and quality of the services received by Tridan from Morgan, and comparing Morgan’s management fees charged by it to other fixed-income investment companies which are many times larger than Tridan, as well as the affiliate’s custodial fees compared with those available elsewhere, the board considers the fees to Tridan to be reasonable.

It was the conclusion of the directors that it would be in the best interests of Tridan Corp. and its shareholders for the board to renew the investment advisory agreement with J.P. Morgan Investment Management Inc. for another year.

The names and principal occupations of the directors and principal executive officers of Morgan are as follows.  Each of them may be reached c/o J.P. Morgan Investment Management Inc., 277 Park Avenue, New York, NY 10172:

Name	Position at Morgan*
George Gatch	DIRECTOR/CHAIRMAN/MANAGING DIRECTOR
Lawrence Unrein	DIRECTOR/CIO-GLOBAL HEAD OF PRIVATE EQUITY/ MANAGING DIRECTOR
Scott Richter	SECRETARY / MANAGING DIRECTOR
Paul Quinsee	DIRECTOR/GLOBAL HEAD OF EQUITIES/ MANAGING DIRECTOR
Andrew Powell	DIRECTOR/MANAGING DIRECTOR/Senior Business Manager
John Donohue	DIRECTOR / PRESIDENT / CEO / MANAGING DIRECTOR
Joy Dowd	DIRECTOR/ HEAD OF CLIENT SERVICES / MANAGING DIRECTOR
Robert Michele	DIRECTOR / CIO AND HEAD OF GLOBAL FIXED INOCME, CURRENCY & COMMODITIES / MANAGING DIRECTOR
Michael O’Brien	DIRECTOR / CO-HEAD OF ASSET MANAGEMENT SOLUTIONS/ MANAGING DIRECTOR
Mark Egert	CHIEF COMPLIANCE OFFICER\ MANAGING DIRECTOR
Michael Camacho	DIRECTOR/GLOBAL HEAD OF BETA STRATEGIES/ MANAGING DIRECTOR
Anton Pil	DIRECTOR/GLOBAL HEAD OF REAL ASSETS/ MANAGING DIRECTOR
Megan Ann McClellan	DIRECTOR/TREASURER/CFO/MANAGING DIRECTOR

* Managing Director is an officer’s title.  Those who hold it are not necessarily directors of Morgan.

SUPPLEMENTAL INFORMATION

The executive officers of the Company, all of whom serve at the pleasure of the board of directors, are as follows: Peter Goodman (President), Mark Goodman (Vice President and Treasurer) and Robert Birnbaum (Secretary).  Peter Goodman has served as President since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980.  Mr. Birnbaum is of counsel to the law firm of Sichenzia Ross Ference LLP, and general counsel to the Company since January 1, 2018, and had been of counsel to the law firm of Kantor/Davidoff which had been general counsel to the Company for more than the previous 5 years.

SHAREHOLDER PROPOSALS
FOR 2020 ANNUAL MEETING

Next year’s annual meeting of shareholders of the Company will be scheduled for July 21, 2020.  Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 15, 2020.

OTHER MATTERS

As of the date of this Proxy Statement, the board of directors is not aware of any matters to be presented for action at the meeting other than those described above.  Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: June 25, 2019	By Order of the Board of Directors

/s/ Robert Birnbaum
Robert Birnbaum, Secretary

Appendix

TRIDAN CORP.
AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee.  The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.  The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is “independent” of management and the Company.  Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards.  All committee members shall be financially literate, and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of disclosure controls and procedures and internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board.  In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company.  In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board.  While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Management is responsible for preparing the Company’s financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements.  The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.  The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities.  The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

•
The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders.  The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.  The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the standards of the Public Company Accounting Oversight Board (United States) and by applicable SEC rules and regulations.  Annually, the committee shall review and recommend to the board the selection of the company’s independent auditors, subject to shareholders’ approval.

•
The committee shall discuss with the Company’s administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee’s approval.  Also, the committee shall discuss with them the auditors’ report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting.  The committee shall also review with the auditors the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•
The committee shall review the interim financial statements with management and the independent auditors prior to their issuance.  Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards.  The chair of the committee may represent the entire committee for the purposes of this review.

•
The committee shall review with management and the independent auditors the financial statements to be included in the Company’s annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.  The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC.  Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under standards established by the Public Company Accounting Oversight Board (PCAOB) and applicable SEC rules and regulations.

App 2

TRIDAN CORP.
ANNUAL MEETING OF SHAREHOLDERS – JULY 16, 2019

THIS PROXY IS SUBMITTED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PETER GOODMAN, ROBERT BIRNBAUM and MARK GOODMAN, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on July 16, 2019, and all adjournments thereof.

(1)	FOR the election, as directors, of all nominees listed below (except as marked to the Contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION:	To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

MARK GOODMAN,    PETER GOODMAN,    PAUL KRAMER,
JOAN G. RALL,    RUSSELL JUDE STOEVER

(2)          FOR [   ]  AGAINST [   ]  ABSTAIN [   ]  the ratification of the selection of Mazars USA LLP as auditors of the Company for the fiscal year ending April 30, 2020;

(3)          Upon any other matter which may properly come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged
Signature

Signature
Dated: , 2019

IMPORTANT:          Joint owners must EACH sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.

Tridan Corp.
Financial Statements
April 30, 2019 and 2018

Tridan Corp.
Contents
April 30, 2019 and 2018

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Tridan Corp.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations, as of April 30, 2019 and 2018, the related statements of operations for the years then ended, the statements of changes in net assets for each of the three years in the three-year period ended April 30, 2019, and the financial highlights for each of the five years in the five-year period ended April 30, 2019, and the related notes, collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of April 30, 2019 and 2018, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the three-year period ended April 30, 2019, and financial highlights for each of the five years in the five-year period ended April 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchanges Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and other data are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of April 30, 2019 and 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 1980.

New York, New York
June 21, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Tridan Corp.

In planning and performing our audit of the financial statements of Tridan Corp. (the “Company”) as of and for the year ended April 30, 2019, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Company's internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-CEN, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Company is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (“GAAP”). A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company's annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Company's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Company's internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be a material weakness as defined above as of April 30, 2019.

This report is intended solely for the information and use of management and the Board of Directors of Tridan Corp. and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

New York, NY
June 21, 2019

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2019 and 2018

	2019	2018
Assets
Investments in municipal obligations, at fair value (original cost - $36,815,003 and $37,205,662, respectively) (amortized cost - $34,537,862 and 34,987,118, respectively)	$35,583,277	$35,208,242
Cash and cash equivalents	1,252,763	740,959
Accrued interest receivable	466,848	532,203

Total assets	37,302,888	36,481,404

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	38,563	38,264
Accrued fees - affiliate	18,727	19,174
Accrued other	12,490	13,870
Common stock redemption payable	11,970	7,205

Total liabilities	81,750	78,513

Net assets	$37,221,138	$36,402,891

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized, 3,199,100 shares issued at April 30, 2019 and 2018	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock, 143,642.8478 shares and 141,346.4988 shares at April 30, 2019 and 2018, respectively	(1,724,450)	(1,697,081)
Distributable earnings:
Undistributed (Overdistributed) net investment income	5,025	(1,445)
Undistributed capital gains	14,856	-
Unrealized appreciation of investments, net	1,045,411	221,121

Net assets [equivalent to $12.18 and $11.91 per share, respectively, based on 3,055,457.1522 shares and 3,057,753.5012 shares of common stock outstanding, respectively]	$37,221,138	$36,402,891

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
New York Municipal Bonds

N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns University - Insured Series C
5.25% due July 1, 2021	$1,000,000	$1,018,357	$1,074,090	$1,000,000	$1,026,691	$1,092,690

Met Transportation Authority
NY Revenue Transportation Climate Bond A 2 Agm Credit
5.0% due November 15, 2027	300,000	348,947	354,573	-	-	-

New York New York City Transitional Future
Tax Secured Subordinated Series E 1
(Par Call February 1, 2026)
5.25% due February 1, 2031	1,000,000	1,175,265	1,179,340	-	-	-

NY St Urban Development Corporation Revenue
Revenue St Personal Income Tax Series A
5.0% due March 15, 2031	750,000	872,748	901,432	-	-	-

NYS Dormitory Authority Revenues
Non School Dists Bond Financing Program Series A
(Par Call October 1, 2026)
5.0% due October 1, 2033	1,000,000	1,134,896	1,187,900	-	-	-

New York St Dormitory Authority Sales Tax
Revenue St Supporteducation Debt Series C
5.0% due March 15, 2035	1,250,000	1,450,368	1,508,700	-	-	-

Triborough Bridge And Tunnel Authority N
General Mta Bridges And Tunnels
5.0% due November 15, 2035	1,015,000	1,167,548	1,208,104	-	-	-

Erie County NY Fiscal
Stability Sales Tax And St Aid Secured Series A
5.0% due June 15, 2024	165,000	192,640	192,869	165,000	198,029	190,189

Metropolitan Transportation Authority New York
Refunding Transportation Climate Bond Cerified
5.0% due November 15, 2027	1,250,000	1,504,459	1,524,788	1,250,000	1,534,209	1,475,300

Erie County NY Fiscal
Stability Sales Tax And St Aid Secured Series A
(Par Call June 15, 2027)
5.0% due June 15, 2029	1,000,000	1,196,753	1,230,070	1,000,000	1,220,958	1,188,350

Brookhaven New York Refunding
4.00% due March 15, 2023	1,000,000	1,108,815	1,098,350	1,000,000	1,136,687	1,082,190

Saratoga County NY
Refunding Public Improvement
5.00% due July 15, 2023	100,000	119,176	114,386	100,000	122,933	114,060

New York New York City Trust Cultural Museum
Modern Art Series 1 E
4.00% due February 01, 2023	400,000	441,747	437,532	400,000	452,837	432,088

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Brookhaven New York Refunding
5.00% due March 15, 2025	$500,000	$587,922	$598,740	$500,000	$602,876	$582,555

Erie County New York Industrial Development Agency
School Refunding City School District Buffalo Project
5.00% due May 01, 2025	750,000	904,218	895,815	750,000	927,633	875,970

New York New York City Trust Cultural
Museum Modern Art Series 1 E
4.00% due April 01, 2026	500,000	573,252	577,545	500,000	584,183	553,540

New York St Environmental Facilities
Subordinated Revolving Fds Series A
5.00% due June 15, 2026	1,300,000	1,514,627	1,600,157	1,300,000	1,544,711	1,544,803

Utility Debt Securitization Restructuring Series A
5.00% due December 15, 2026	500,000	567,601	589,290	500,000	580,645	578,120

Bethlehem NY Central School District
Refunding Series A
4.0% due January 15, 2021	500,000	513,683	520,845	500,000	521,649	525,360

Rockville Centre New York
Refunding Public Improvement
4.0% due June 15, 2022	200,000	215,046	216,050	200,000	218,591	214,508

Rhinebeck NY Central School District
Refunding Series B
(Par Call June 15, 2023)
4.0% due June 15, 2025	535,000	561,748	576,602	535,000	568,214	566,458

New York New York City Municipal Water Finance
2 Nd General Fiscal 2010 Series Bb
(Par Call June 15, 2019 @100)
5.0% due June 15, 2027	500,000	500,390	502,090	500,000	503,418	516,965

New York New York City Transitional Prerefunded Future Tax Secs
(Par Call November 1, 2019 @100):
5.0% due November 1, 2020	500,000	505,879	508,770	500,000	512,027	523,572

5.0% due November 1, 2021	-	-	-	1,000,000	1,020,920	1,047,820

Greece NY Central School District
Refunding Series B
(Par Call December 15, 2022 @100)
5.0% due December 15, 2023	500,000	537,021	557,710	500,000	546,663	556,740

Nassau County New York
General Improvement Series C
(Par Call October 1, 2020 @100)
4.0% due October 1, 2022	550,000	554,575	567,358	550,000	558,639	571,164

N.Y.S. Dormitory Authority
St Personal Income Tax Revenue Refunding Education Series B
5.5% due March 15, 2026	200,000	234,580	248,240	200,000	239,605	241,504

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

N.Y.S. Dormitory Authority Revenues
St Mental Health Services Facilities A
(Par Call August 15, 2020 @100)
5.0% due August 15, 2023	$420,000	$420,542	$438,005	$420,000	$421,522	$448,690

New York New York Series E
5.0% due August 1, 2023	510,000	519,288	531,405	510,000	526,657	544,139

New York New York Series E
5.0% due August 1, 2026	350,000	350,241	352,958	350,000	350,950	363,433

Port Authority of New York and New Jersey
Consolidated Eighty Fifth Series
5.375% due March 1, 2028	150,000	152,770	177,012	150,000	153,083	174,171

Wantagh NY Union
Free School District Refunding
5.0% due September 1, 2021	550,000	581,441	594,490	550,000	594,847	604,010

Central Islip NY Union Free
School District Refunding
5.0% due July 15, 2022	750,000	817,865	826,470	750,000	838,804	836,070

Syosset NY Central School
District Refunding Series B
5.0% due December 15, 2022	125,000	132,491	140,458	125,000	135,075	140,759

Brentwood NY Union Free School
District Refunding
5.0% due January 15, 2023	430,000	453,026	483,522	430,000	459,826	483,702

Battery Park City Authority New York
Revenue Senior Series A
5.0% due January 15, 2029	140,000	148,193	159,879	140,000	150,418	159,027

Connetquot Central School District New York
District Refunding
5.0% due January 15, 2024	400,000	425,138	464,068	400,000	430,466	456,712

Syosset New York Central School District
Refunding Series B
5.0% due December 15, 2022	435,000	463,438	484,721	435,000	470,089	485,577

5.0% due December 15, 2022	300,000	317,496	333,954	300,000	321,587	334,323

New York New York City Transitional Future Tax
Subordinated Subordinated Series C 1
5.0% due November 1, 2026	550,000	577,458	612,029	550,000	585,276	611,859

Utility Debt Securitization Restructuring Series E
5.0% due December 15, 2028	500,000	526,123	572,990	500,000	532,173	569,075

Western Nassau County New York Water Series A
(Par call April 01, 2025 @ 100)
5.0% due April 01, 2028	100,000	110,887	116,074	100,000	112,723	113,269

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Tompkins County New York Refunding
Public Improvement Series B
(Par call December 15, 2024 @ 100)
5.0% due December 15, 2027	$500,000	$567,407	$588,950	$500,000	$579,367	$578,120

Gates Chili New York Central School
District Refunding
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	200,000	230,394	235,616	200,000	235,348	230,306

Mattituck Cutchogue New York Union Refunding Series A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2027	365,000	416,933	435,200	365,000	425,287	421,670

Halfmoon New York Refunding Public Improvement
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	280,000	319,645	331,282	280,000	326,119	322,820

Putnam County New York Refunding Public Improvement
(Par call January 01, 2026 @ 100)
5.0% due Januyary 01, 2027	135,000	156,367	162,559	135,000	159,546	158,095

Mattituck Cutchogue New York Union Refunding Series A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2026	280,000	321,751	335,339	280,000	328,468	324,069

Build Nyc Resource Corporation New York
United Jewish Appeal Federation
(Par call July 01, 2024 @ 100)
5.0% due July 01, 2025	320,000	357,592	371,571	320,000	364,516	366,409

Saratoga Springs New York Refunding
Public Improvement
(Par Call February 15, 2023 @ 100)
5.0% due February 15, 2025	225,000	247,891	252,463	225,000	253,211	252,594

Buffalo And Fort Erie New York
Public Bridge Refunding
5.0% due January 01, 2025	410,000	453,928	477,949	410,000	461,626	469,565

Bayport Blue Point New York
Union Free Refunding
5.0% due September 15, 2024	250,000	281,331	295,095	250,000	287,147	288,172

Rensselaer County New York
Refunding Public Improvement
5.0% due September 01, 2024	100,000	120,063	117,918	100,000	122,652	116,075

North Babylon NY UN Free School Dist
(Par call August 1, 2022 @ 100)
5.0% due August 01, 2023	250,000	268,821	276,330	250,000	274,596	278,120

Onondaga County New York Refunding
5.0% due March 15, 2024	285,000	313,323	331,013	285,000	319,124	326,846

Starpoint Central School District New York Refunding
5.0% due June 15, 2020	250,000	257,761	259,845	250,000	264,603	266,288

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Plainview Old Bethpage New York Refunding
5.0% due December 15, 2020	$250,000	$256,042	$264,150	$250,000	$259,742	$270,507

Riverhead New York Refunding Public Improvement
4.0% due June 1, 2021	1,005,000	1,037,208	1,054,064	1,005,000	1,052,393	1,063,199

Middle Country Central School District
New York Refunding
5.0% due August 1, 2020	150,000	157,128	156,719	150,000	162,798	160,665

Schenectady County New York Various Purpose
5.0% due December 15, 2020	800,000	846,166	846,344	800,000	874,487	862,848

Schenectady County New York Various Purpose
5.0% due December 15, 2022	300,000	334,685	336,873	300,000	344,240	337,542

Harrison New York Refunding Public Improvement
5.0% due December 15, 2023	100,000	119,266	116,046	100,000	122,607	114,495

St Lawrence County New York Refunding Public Improvement
5.0% due on May 15, 2026	105,000	119,155	123,314	105,000	121,443	120,308

Laurens New York Central School District Refunding
5.0% due July 15, 2030	305,000	328,349	343,137	305,000	332,157	332,581

New York St Dormitory Authority Revenues St Supported Debt City
University System Consolidated 5 Th General A
5.5% due July 1, 2019	1,000,000	1,000,692	1,006,540	1,000,000	1,010,035	1,042,760

N.Y.S. Dormitory Authority Revs
5.5% due May 15, 2018	-	-	-	655,000	653,048	655,884

Sachem Central School District
NY Holbrook Ref Unlimited Tax
5.25% due October 15, 2019	-	-	-	500,000	506,952	524,695

New York St Dormitory Authority St Personal Income
Tax Revenue Refunding Education Series B
(Par Call March 15, 2018 @100)
5.5% due March 15, 2025	500,000	527,306	605,579	500,000	531,948	593,775

City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009
(Par Call June 15, 2018 @100)
5.625% due June 15, 2024	-	-	-	1,000,000	998,868	1,004,730

N. Y.S. Thruway Authority
St Pers Income Tax Rev Transn
5.25% due March 15, 2019	-	-	-	750,000	755,674	772,470

N.Y.S Dormitory Authority
Revs. Nonst. Supported debt
(Par Call July 1, 2018 @100)
5.0% due July 1, 2029	-	-	-	300,000	300,000	301,624

Build NYC Resource
Corp NY Rev
5.0% due August 1, 2018	-	-	-	135,000	136,383	136,008

Brookhaven NY Unlimited Tax
5.0% due November 15, 2019	-	-	-	450,000	465,490	471,650

NY Bond Bank Agency
SCH Purpose Revenue
5.00% dye December 01, 2019	-	-	-	300,000	319,022	314,745

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Queensbury NY Union Free School
District Ref Unlimited Tax
4.0% due December 15, 2018	$-	$-	$-	$225,000	$227,624	$228,116

Clarkstown NY Central
School District
4.0% due May 15, 2019	-	-	-	500,000	513,486	511,500

Longwood, NY School District
5.0% due March 15, 2019	-	-	-	185,000	191,497	190,229

	$31,340,000	$34,537,862	$35,583,277	$32,025,000	$34,987,118	$35,208,242

(*) Represents Percentage of Net Assets			96%			97%

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Operations
Years Ended April 30, 2019 and 2018

	2019	2018
Investment income

Interest	$1,567,919	$1,562,881

Amortization of bond premium and discount - net	(598,110)	(571,222)

Total investment income	969,809	991,659

Expenses

Investment advisory fees	101,633	103,875

Custodian fees	7,270	7,384

Professional fees	132,860	132,175

Directors' fees	71,000	66,500

Administrative and accounting	72,000	72,000

Insurance and other expenses	13,956	17,082

Total expenses	398,719	399,016

Net investment income	571,090	592,643

Realized and unrealized gain on investments

Net realized gain on investments	31,067	20,738

Net unrealized appreciation (depreciation) on investments	824,290	(1,151,307)

Net realized and unrealized (loss) on investments	855,357	(1,130,569)

Net increase (decrease) in net assets resulting from operations	$1,426,447	$(537,926)

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2019, 2018 and 2017

	2019	2018	2017

Change in net assets resulting from operations

Net investment income	$571,090	$592,643	$681,930

Net realized gain (loss) on investments	31,067	20,738	18,097

Unrealized appreciation (depreciation) on investments	824,290	(1,151,307)	(1,009,598)

Net increase (decrease) in net assets resulting from operations	1,426,447	(537,926)	(309,571)

Distributions to shareholders from
Net investment income	(564,620)	(583,245)	(676,878)
Capital gains	(16,210)	(28,568)	-

Redemptions of shares
2,296.3490 shares, 1,866.2640 shares and 31,341.4235 shares, respectively	(27,370)	(22,607)	(389,887)

Total increase (decrease) in net assets	818,247	(1,172,346)	(1,376,336)

Net assets
Beginning of year	36,402,891	37,575,237	38,951,573

End of year	$37,221,138	$36,402,891	$37,575,237

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securi-ties acquired/sold is included in income from/to the settlem-ent date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2019 and 2018.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income Taxes

It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision would be required.

On December 22, 2017, the Tax Cuts and Jobs Act (the “2017 Act”) was signed into law, which includes a broad range of tax reform proposals affecting businesses in the United States of America, including corporate tax rates, business deductions and international tax provisions. One of the key changes to the tax law was the reduction of the corporate tax rate from 35% to 21%. U.S. GAAP requires deferred tax assets and liabilities to be measured at the tax rates that are expected to apply in the period in which the asset or the liability is settled, based on tax rates that have been enacted by the end of the reporting period.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded.  The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments.  Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly.  Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.

At April 30, 2019 and 2018, there was approximately $1,200,000 and $700,000 of cash and cash equivalents held in excess of federally insured limits, respectively. The value of the Company's investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.  The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946).  See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of April 30, 2019 and 2018.  FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.  The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2019 and 2018:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2)
	April 30,
	2019	2018

Investments in municipal obligations	$35,583,277	$35,208,242
Total investments at fair value	$35,583,277	$35,208,242

The Company utilizes quoted market prices for its securities owned, when available.  Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	April 30,
	2019	2018

Cash and cash equivalents	$1,252,763	$740,959

3.	Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2019	2018

Accrued investment advisory and custodian fees (a)	$38,563	$38,264
Accrued fees - affiliate (b)	$18,727	$19,174
Accrued other:
Accrued audit fees (c)	$12,125	$12,125
Accrued administrative and accounting expenses	365	1,745
	$12,490	$13,870

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investment-s.  The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the years ending April 30, 2019 and 2018, the Company incurred legal fees of approximately $84,000 and $84,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2019 and 2018, the Company incurred audit fees of approximately $48,000 and $48,000, respectively.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $6,195,000 and $6,077,000, respectively, for the year ended April 30, 2019, and $3,129,000 and $3,868,000, respectively, for the year ended April 30, 2018.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2019 and 2018, was approximately $34,538,000 and $34,987,000, respectively, and net unrealized appreciation, at April 30, 2019 and 2018, for U.S. Federal income tax purposes was approximately $1,045,000 and $221,000, respectively (gross unrealized appreciation of approximately $1,079,000 and $582,000, respectively; gross unrealized depreciation of approximately $34,000 and 361,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2019 and 2018, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 22,005 shares and 24,302 shares, respectively, of outstanding common stock, at April 30, 2019 and 2018.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, as of the end of the Company's fiscal quarter in which the request for redemption is received.  At April 30, 2019 and 2018, 114,311.9613 shares ($1,359,573) and 112,015.6123 shares ($1,332,205), respectively, have been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	April 30,
	2019	2018
Net asset value	$12.18	$11.91
Shares outstanding at:
April 30, 2019	3,055,457.1522
April 30, 2018	3,057,753.5012

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

6.	Distributions

During the years ended April 30, 2019, 2018 and 2017, distributions of $580,830 ($.19 per share), $611,813 ($.20 per share) and $676,878 ($.22 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes except for $16,210 in 2019 and $28,568 in 2018 which were treated as capital gains.

The tax character of distributions paid during the years ending April 30, 2019, 2018 and 2017 is as follows:

	2019	2018	2017
Distributions paid from investment income:
Tax-exempt investment income, net	$564,620	$583,245	$676,878
Capital gains	16,210	28,568	-
	$580,830	$611,813	$676,878

As of April 30, 2019, 2018 and 2017, the components of distributable earnings on a tax basis are as follows:

	2019	2018	2017
Under-distributed (over-distributed) tax-exempt investment income, net	$5,025	$(1,445)	$(10,843)
Over-distributed taxable investment income	-	-	-
Undistributed (over-distributed) capital gains (losses)	14,856	-	7,830
Unrealized appreciation of investments, net	1,045,411	221,121	1,372,428

	$1,065,292	$219,676	$1,369,415

Capital loss carryforwards as of April 30, 2019 and 2018, were $0 and $0, respectively. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2019, 2018 and 2017.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2019 and 2018.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2019	2018	2017	2016	2015
Per share operating performance:
(For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$11.91	$12.28	$12.60	$12.52	$12.56

Income from investment operations:
Net investment income	.18	.19	.22	.25	.26
Net realized and unrealized gain (loss) on investments	.28	(.36)	(.32)	.08	(.04)
Total from investment operations	.46	(.17)	(.10)	.33	.22
Less distributions:
Dividends (from net investment income)	(.18)	(.19)	(.22)	(.25)	(.25)

Capital gains	(.01)	(.01)	(.00)	(.00)	(.01)
Total distributions	(.19)	(.20)	(.22)	(.25)	(.26)

Net asset value - end of year	$12.18	$11.91	$12.28	$12.60	$12.52
Per share value - end of year	$12.18	$11.91	$12.28	$12.60	$12.52

*Total investment return	3.87%	(1.43)%	(.80)%	2.64%	1.75%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$37,221	$36,402	$37,575	$38,952	$38,730
Ratio of expenses to average net assets	1.08%	1.08%	1.05%	1.06%	1.06%
Ratio of net investment income to average net assets	1.55%	1.60%	1.78%	1.96%	2.08%
Portfolio turnover rate	16.51%	8.46%	12.37%	5.91%	9.41%
Average (simple) number of shares outstanding (in thousands)	3,057	3,059	3,075	3,092	3,093

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.